GOLDMAN SACHS ETF TRUST
Goldman Sachs Small Cap Core Equity ETF
(the “Fund”)
Supplement dated February 21, 2025, to the
Prospectus, Summary Prospectus and Statement of Additional Information (the “SAI”),
each dated December 29, 2024, as supplemented to date
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of Goldman Sachs ETF Trust recently approved changes to the Fund’s name and non‑fundamental policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments in small‑cap issuers (“80% Policy”). The Fund’s name will change to the “Goldman Sachs Small Cap Equity ETF.” The Fund’s 80% Policy will be revised to reflect that the Fund will invest at least 80% of its Net Assets in investments reflective of the Fund’s new name. These changes will be effective on April 30, 2025 (the “Effective Date”). These changes will not materially impact (i) the way in which the Fund is managed, (ii) the portfolio holdings of the Fund, or (iii) the Fund’s investment objective to seek long-term growth of capital.
Accordingly, on the Effective Date, the Fund’s Prospectus, Summary Prospectus, and SAI are revised as follows:
All references in the Prospectus, Summary Prospectus and SAI to the “Goldman Sachs Small Cap Core Equity ETF” are replaced with “Goldman Sachs Small Cap Equity ETF.”
The following replaces in its entirety the first paragraph of “Goldman Sachs Small Cap Equity ETF—Summary—Principal Strategy” in the Prospectus and “Principal Strategy” in the Summary Prospectus:
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity securities issued by small‑cap companies. Small‑cap companies are companies with relatively small market capitalizations. As of December 1, 2024, small‑cap companies generally have public stock market capitalizations between $10 million and $17 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing small‑cap company capitalization range at the time of investment.
The following replaces in its entirety the first paragraph of “Investment Management Approach—Principal Investment Strategies— Small Cap Equity ETF” in the Prospectus:
The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity securities issued by small‑cap companies. Small‑cap companies are companies with relatively small market capitalizations. As of December 1, 2024, small‑cap companies generally have public stock market capitalizations between $10 million and $17 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing small‑cap company capitalization range at the time of investment. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.
This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

EQTYPCETFSUM5 02‑25